Schwab Active Equity Funds

Prospectus
February 28, 2009
As amended November 18, 2009

• Schwab Large-Cap Growth Fundtm
• Schwab Premier Equity Fund®
• Schwab Core Equity Fundtm
• Schwab Dividend Equity Fundtm
• Schwab Small-Cap Equity Fundtm
• Schwab Hedged Equity Fundtm
• Schwab Financial Services Fundtm
• Schwab Health Care Fundtm

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Active Equity Funds

About the funds

Each fund described in this prospectus uses the Schwab Equity Ratings® as part of its investment strategy in pursuing its investment goal.

The Schwab Large-Cap Growth Fundtm is designed to offer long-term capital growth by investing primarily in large-cap stocks of U.S. companies. The fund invests its assets in companies it believes to have above-average growth potential.

The Schwab Premier Equity Fund® is designed to seek long-term capital growth by investing primarily in the common stocks of approximately 100 U.S. companies.

The Schwab Core Equity Fundtm is designed to offer long-term capital growth by investing primarily in large- and mid-cap stocks. The fund seeks to outperform the S&P 500 Index while maintaining a level of volatility similar to the Index.

The Schwab Dividend Equity Fundtm is designed to offer current income and capital appreciation by investing primarily in dividend paying common and preferred stocks. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income.

The Schwab Small-Cap Equity Fundtm is designed to offer long-term capital growth by investing primarily in small-cap stocks. The fund seeks to outperform the Russell 2000 Index while maintaining a level of volatility similar to the Index.

The Schwab Hedged Equity Fundtm is designed to offer long-term capital appreciation over market cycles with lower volatility than the broad equity market. The fund invests primarily in stocks, using long and short positions.

The Schwab Financial Services Fundtm is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the financial services sector.

The Schwab Health Care Fundtm is designed to offer long-term capital growth by primarily investing in equity securities issued by companies in the health care sector.

The funds are designed for long-term investors. The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab Large-Cap Growth Fundtm

Ticker symbol:	SWLSX

Investment objective

The fund seeks long-term capital growth.

Strategy

To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations equal to at least $5 billion at the time of purchase. The fund invests its assets in companies it believes to have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to have higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks.

The fund uses Schwab Equity Ratings® to aid its stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment companies (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated “A”, “B” or “C” at the time of purchase. If a stock held by the fund is downgraded to a rating below “C,” the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio relative to the fund’s benchmark or provide potential for long-term capital growth.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, low capital intensity, and improving profitability tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as high levels of sales, operating income, net assets, and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong recent price performance, and a history of earnings that exceed consensus forecasts tend to have better Momentum grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

2 Schwab Large-Cap Growth Fundtm

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks with strengthening balance sheets and geographically diversified business activities tend to have better Risk grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, growth characteristics, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk. Many of the risks of this fund are associated with its investment in the large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s performance also will lag these investments.

Growth Investing Risk. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.

Derivatives Risk. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio

Schwab Large-Cap Growth Fundtm 3

securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Performance

The following total return information shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.
On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 6.39% Q4 2006
Worst quarter: (19.53%) Q4 2008

4 Schwab Large-Cap Growth Fundtm

 Average annual total returns (%) as of 12/31/08

		Since
	1 year	Inception
Fund
Before taxes	-35.79	-6.96[1]
After taxes on distributions	-35.85	-7.02[1]
After taxes on distributions and sale of shares	-23.19	-5.83[1]
Russell 1000 Growth Index	-38.44	-7.60[2]

[1]	Inception: 10/3/05.
[2]	From: 10/3/05.

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return.

 Fee table (%)

Shareholder fees (% of transaction amount)
Redemption fee*	2.00

Annual operating expenses (% of average net assets)

Management fees**	0.72
Distribution (12b-1) fees	None
Other expenses***	0.30

Total annual operating expenses	1.02
Less expense reduction	(0.03)

Net operating expenses****	0.99

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Restated to reflect the current management fee for the fund.

***	Restated to reflect current fees and expenses. Other expenses include a shareholder servicing fee of 0.25%.

****	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.99% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$101	$315	$547	$1,213

Schwab Large-Cap Growth Fundtm 5

Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover). On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	11/1/07–	11/1/06–	11/1/05–	10/3/05[1]–
	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Per-Share Data ($)

Net asset value at beginning of period	12.77	11.09	9.73	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	0.02	(0.00)[2]
Net realized and unrealized gains (losses)	(4.56)	1.67	1.35	(0.27)

Total from investment operations	(4.50)	1.71	1.37	(0.27)
Less distributions:
Distributions from net investment income	(0.05)	(0.03)	(0.01)	—

Net asset value at end of period	8.22	12.77	11.09	9.73

Total return (%)	(35.36)	15.47	14.04	(2.70)[3]
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.99	0.99	0.99	0.99 [4]
Gross operating expenses	1.01	1.03	1.12	1.56 [4]
Net investment income (loss)	0.53	0.33	0.26	(0.40)[4]
Portfolio turnover rate	49	30	53	4 [3]
Net assets, end of period ($ × 1,000,000)	332	492	107	33

1  Commencement of operations.
2  Per share amount was less then $0.01.
3  Not annualized.
4  Annualized.

6 Schwab Large-Cap Growth Fundtm

Schwab Premier Equity Fund®

Ticker symbol:	SWPSX

Investment Objective

The fund seeks long-term capital growth.

Strategy

To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally seeks to invest in the stocks of approximately 100 companies, but the fund may hold fewer or more stocks at a particular time. The fund may invest in companies of all sizes.

The fund uses Schwab Equity Ratings® to aid its stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trusts (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average will strongly underperform the equities market over the next 12 months. The fund will invest in a stock only if the stock is rated “A” or “B” at the time of purchase. If a stock held by the fund is downgraded to a rating below “B”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio relative to the fund’s benchmark.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, low capital intensity, and improving profitability tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as high levels of sales, operating income, net assets, and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong recent price performance, and a history of earnings that exceed consensus forecasts tend to have better Momentum grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks with strengthening balance sheets and geographically diversified business activities tend to have better Risk grades. Highly rated

Schwab Premier Equity Fund® 7

stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s performance could be reduced to the extent its portfolio is holding large-or mid-cap stocks.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the fund’s performance could be reduced to the extent its portfolio is holding small-cap stocks.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.

Derivatives Risk. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund

8 Schwab Premier Equity Fund®

will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Performance

The following total returns information shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.
On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 6.62% Q4 2006
Worst quarter: (24.22%) Q4 2008

Schwab Premier Equity Fund® 9

 Average annual total returns (%) as of 12/31/08

		Since
	1 year	Inception
Fund
Before taxes	-39.27	-5.24[1]
After taxes on distributions	-39.35	-5.55[1]
After taxes on distributions and sale of shares	-25.43	-4.26[1]
S&P 500® Index	-37.00	-5.14[2]

[1]	Inception: 3/21/05.
[2]	From: 3/21/05.

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return.

 Fee table (%)

Shareholder fees (% of transaction amount)
Redemption fee*	2.00

Annual operating expenses (% of average net assets)

Management fees**	0.73
Distribution (12b-1) fees	None
Other expenses***	0.29

Total annual operating expenses****	1.02

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Restated to reflect the current management fee for the fund.

***	Restated to reflect current fees and expenses. Other expenses include a shareholder servicing fee of 0.25%.

****	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 1.02% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$104	$325	$563	$1,248

10 Schwab Premier Equity Fund®

Financial highlights

This section provides further details about the fund’s financial history for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover). On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	11/1/07–	11/1/06–	11/1/05–	3/21/05[1]–
	10/31/08	10/31/07	10/31/06	10/31/05
Per-Share Data ($)

Net asset value at beginning of period	14.01	12.51	10.71	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	0.02	0.03
Net realized and unrealized gains (losses)	(5.11)	1.48	1.83	0.68

Total from investment operations	(5.05)	1.52	1.85	0.71
Less distributions:
Distributions from net investment income	(0.05)	(0.02)	(0.05)	—
Net realized and unrealized gains (losses)	(0.86)	—	—	—

Total distributions	(0.91)	(0.02)	(0.05)	—

Net asset value at end of period	8.05	14.01	12.51	10.71

Total return (%)	(38.32)	12.20	17.28	7.10	[2]
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.02	1.01	1.02	0.68	[4]
Gross operating expenses	1.02	1.01	1.03	1.08	[4]
Net investment income (loss)	0.50	0.32	0.17	0.63	[4]
Portfolio turnover rate	92	72	73	33	[2]
Net assets, end of period ($ × 1,000,000)	441	983	857	481

1 Commencement of operations.
2 Not annualized.
3 The ratio of net operating expenses would have been 1.15% if interest expenses had not been included.
4 Annualized.

Schwab Premier Equity Fund® 11

Schwab Core Equity Fundtm

Ticker symbol:	SWANX

Investment Objective

The fund seeks long-term capital growth.

Strategy

To pursue its investment objective, the fund invests primarily in U.S. stocks. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. The fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500® Index.

The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 Index includes the common stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The portfolio managers seek to keep the fund’s volatility similar to that of the S&P 500 Index.

The fund uses Schwab Equity Ratings® to aid its stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trusts (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the fund may purchase “C”-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below “C”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital growth.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, low capital intensity, and improving profitability tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as high levels of sales, operating income, net assets, and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong recent price performance, and a history of earnings that exceed consensus forecasts tend to have better Momentum grades. Highly rated stocks with

12 Schwab Core Equity Fundtm

such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks with strengthening balance sheets and geographically diversified business activities tend to have better Risk grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s performance also will lag these investments.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.

Derivatives Risk. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund

Schwab Core Equity Fundtm 13

will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Performance

The following total returns information shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

Best quarter: 18.47% Q4 1999
Worst quarter: (19.06%) Q4 2008

14 Schwab Core Equity Fundtm

 Average annual total returns (%) as of 12/31/081

				Since
	1 year	5 Year	10 Year	Inception
Fund
Before taxes	-33.24	0.25	0.14	5.46	[2]
After taxes on distributions	-33.42	0.00	-0.46	4.51	[2]
After taxes on distributions and sale of shares	-21.39	0.21	-0.05	4.39	[2]
S&P 500® Index	-37.00	-2.19	-1.38	4.17	[2]

[1]	Prior to June 1, 2002, the fund’s day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

[2]	7/1/96

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the fund’s total return.

 Fee table (%)

Shareholder fees (% of transaction amount)
Redemption fee*	2.00

Annual operating expenses (% of average net assets)

Management fees**	0.47
Distribution (12b-1) fees	None
Other expenses***	0.29

Total annual operating expenses	0.76
Less expense reduction	(0.01)

Net operating expenses****	0.75

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Restated to reflect the current management fee for the fund.

***	Restated to reflect current fees and expenses. Other expenses include a shareholder servicing fee of 0.25%.

****	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.75% for as long as the investment adviser serves as the adviser of the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$77	$240	$417	$930

Schwab Core Equity Fundtm 15

Financial highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Per-Share Data ($)

Net asset value at beginning of period	20.49	18.40	15.81	13.81	12.71

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.16	0.10	0.13	0.12
Net realized and unrealized gains (losses)	(7.06)	2.35	2.58	2.03	1.09

Total from investment operations	(6.83)	2.51	2.68	2.16	1.21
Less distributions:
Distributions from net investment income	(0.18)	(0.10)	(0.09)	(0.16)	(0.11)
Distributions from net realized gains	(0.05)	(0.32)	—	—	—

Total distributions	(0.23)	(0.42)	(0.09)	(0.16)	(0.11)

Net asset value at end of period	13.43	20.49	18.40	15.81	13.81

Total return (%)	(33.71)	13.88	17.02	15.74	9.57
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.75	0.75	0.75	0.75	0.75
Gross operating expenses	0.78	0.78	0.81	0.85	0.88
Net investment income (loss)	1.28	0.91	0.63	0.93	0.89
Portfolio turnover rate	35	18	42	48	86
Net assets, end of period ($ × 1,000,000)	1,449	2,133	1,125	547	263

16 Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Ticker symbol:	SWDSX

Investment Objective

The fund seeks current income and capital appreciation.

Strategy

Under normal circumstances, the fund invests at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation. The fund uses Schwab Equity Ratings® to aid its stock selection.

Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trusts (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months. Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The fund’s initial selection universe typically consists of the 1,500 largest U.S. publicly traded companies in terms of market capitalization. These companies tend to be large- to mid-cap companies. From this list, the fund’s portfolio manager seeks to select stocks that pay dividends and that have been rated “A” or “B” by Schwab Equity Ratings. The fund may purchase “C”-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below “C”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for capital appreciation. The manager then constructs a diversified portfolio that seeks to provide a dividend yield that exceeds that of the S&P 500 Index while seeking to maintain a lower volatility than that of the Index.

The fund may also invest in other equity investments, including convertible securities, and futures. Convertible securities can be converted into or exchanged for common stocks, preferred stocks or other securities. Convertible securities and preferred stocks provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact of its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Schwab Dividend Equity Fundtm 17

Principal risks

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. In accordance with its income objective, the fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market. This may cause the fund to underperform funds that do not limit their investments to dividend paying stocks. In addition, if stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.

Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s performance also will lag these investments.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.

Convertible Securities Risk. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

Derivatives Risk. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure

18 Schwab Dividend Equity Fundtm

of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Performance

The following total returns information shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.
On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 8.30% Q4 2004
Worst quarter: (17.42%) Q4 2008

 Average annual total returns (%) as of 12/31/08

			Since
	1 year	5 Year	Inception
Fund
Before taxes	-30.32	1.17	3.63[1]
After taxes on distributions	-30.58	0.51	2.94[1]
After taxes on distributions and sale of shares	-19.27	0.94	3.03[1]
S&P 500® Index	-37.00	-2.19	-0.12[2]

[1]	Inception: 9/2/03.
[2]	From: 9/2/03.

Schwab Dividend Equity Fundtm 19

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return.

 Fee table (%)

Shareholder fees (% of transaction amount)
Redemption fee*	2.00

Annual operating expenses (% of average net assets)

Management fees**	0.62
Distribution (12b-1) fees	None
Other expenses***	0.28

Total annual operating expenses	0.90
Less expense reduction	(0.01)

Net operating expenses****	0.89

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Restated to reflect the current management fee for the fund.

***	Restated to reflect current fees and expenses. Other expenses include a shareholder servicing fee of 0.25%.

****	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.89% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$91	$284	$493	$1,096

20 Schwab Dividend Equity Fundtm

Financial highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover). On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Per-Share Data ($)

Net asset value at beginning of period	15.66	14.60	12.80	12.06	10.60

Income (loss) from investment operations:
Net investment income (loss)	0.32	0.28	0.26	0.28	0.31
Net realized and unrealized gains (losses)	(4.97)	1.37	1.98	0.93	1.48

Total from investment operations	(4.65)	1.65	2.24	1.21	1.79
Less distributions:
Distributions from net investment income	(0.33)	(0.28)	(0.28)	(0.28)	(0.33)
Distributions from net realized gains	(0.05)	(0.31)	(0.16)	(0.19)	—

Total distributions	(0.38)	(0.59)	(0.44)	(0.47)	(0.33)

Net asset value at end of period	10.63	15.66	14.60	12.80	12.06

Total return (%)	(30.23)	11.55	17.86	10.17	17.07
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.89	0.89	0.90	0.92	0.54
Gross operating expenses	0.89	0.89	0.90	0.94	1.04
Net investment income (loss)	2.33	1.83	1.92	2.32	2.83
Portfolio turnover rate	22	18	36	26	39
Net assets, end of period ($ × 1,000,000)	824	1,340	729	509	252

Schwab Dividend Equity Fundtm 21

Schwab Small-Cap Equity Fundtm

Ticker symbol:	SWSCX

Investment Objective

The fund seeks long-term capital growth.

Strategy

Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the Russell 2000® Index, each measured at the time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the Russell 2000® Index.

The fund approaches risk management from the perspective of its benchmark index, the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The fund uses Schwab Equity Ratings® to aid its stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trusts (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the fund may purchase “C”-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below “C”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital growth.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, low capital intensity, and improving profitability tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as high levels of sales, operating income, net assets, and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

22 Schwab Small-Cap Equity Fundtm

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong recent price performance, and a history of earnings that exceed consensus forecasts tend to have better Momentum grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks with strengthening balance sheets and geographically diversified business activities tend to have better Risk grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

The fund may invest in futures contracts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the fund’s performance also will lag these investments.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform its benchmark or other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.

Derivatives Risk. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Schwab Small-Cap Equity Fundtm 23

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Performance

The following total returns information shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.
On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 13.13% Q4 2004
Worst quarter: (25.80%) Q4 2008

24 Schwab Small-Cap Equity Fundtm

 Average annual total returns (%) as of 12/31/08

			Since
	1 year	5 Year	Inception
Fund
Before taxes	-38.22	-1.13	3.45[1]
After taxes on distributions	-38.22	-2.01	2.52[1]
After taxes on distributions and sale of shares	-24.83	-1.04	2.83[1]
S&P SmallCap 600 Index	-31.07	0.90	4.65[2]
Russell 2000 Index[3]	-33.79	-0.93	3.25[2]

[1]	Inception: 7/1/03.
[2]	From: 7/1/03.

[3]	Effective July 1, 2009, the fund uses the Russell 2000 Index as its primary benchmark index. The fund selected the Russell 2000 Index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance. See the fund’s “Strategy” section for a description of this index.

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return.

 Fee table (%)

Select
Shareholder fees (% of transaction amount)	Shares
Redemption fee*	2.00

Annual operating expenses (% of average net assets)

Management fees**	0.81
Distribution (12b-1) fees	None
Other expenses***	0.31

Total annual operating expenses****	1.12

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Restated to reflect the current management fee for the fund.

***	Restated to reflect current fees and expenses. Other expenses include a shareholder servicing fee of 0.25%.

****	Schwab and the investment adviser have agreed to limit the fund’s net operating expenses (excluding interest, taxes, and certain non-routine expenses) to 1.12% for so long as the investment adviser serves as the adviser of the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$114	$356	$617	$1,363

Schwab Small-Cap Equity Fundtm 25

Financial highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover). On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Per-Share Data ($)

Net asset value at beginning of period	18.22	17.80	15.78	14.16	11.81

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.10)	(0.02)	0.00 [1]	(0.02)
Net realized and unrealized gains (losses)	(6.59)	0.60	2.49	3.16	2.59

Total from investment operations	(6.60)	0.50	2.47	3.16	2.57
Less distributions:
Distributions from net investment income	—	—	(0.02)	—	—
Distributions from net realized gains	(1.07)	(0.08)	(0.43)	(1.54)	(0.22)

Total distributions	(1.07)	(0.08)	(0.45)	(1.54)	(0.22)

Net asset value at end of period	10.55	18.22	17.80	15.78	14.16

Total return (%)	(38.16)	2.80	15.89	23.83	22.00
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.11	1.09	1.12	1.11	1.12
Gross operating expenses	1.12	1.09	1.14	1.23	1.46
Net investment income (loss)	(0.09)	(0.28)	(0.21)	0.09	(0.16)
Portfolio turnover rate	50	106	82	90	118
Net assets, end of period ($ × 1,000,000)	79	228	276	80	18

1 Per share amount was less than $0.01.

26 Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Ticker symbol:	SWHEX

Investment Objective

The fund’s principal investment objective is long-term capital appreciation over market cycles with lower volatility than the broad equity market.

Strategy

To pursue its investment objective, the fund will establish long and short positions in equity securities issued by U.S. companies. Under normal circumstances it will invest at least 80% of its net assets in these investments; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short.

The fund uses Schwab Equity Ratings® to aid its stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trust (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months. In general, the fund selects its long positions from stocks that are rated “A” or “B” at the time of purchase and selects its short positions from stocks that are rated “D” or “F” at the time of purchase. The fund may purchase or sell short a “C”-rated stock for purposes of sector diversification. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital appreciation.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, low capital intensity, and improving profitability tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as high levels of sales, operating income, net assets, and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong recent price performance, and a history of earnings that exceed consensus forecasts tend to have better Momentum grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks with strengthening balance sheets and geographically diversified business activities tend to have better Risk grades. Highly rated

Schwab Hedged Equity Fundtm 27

stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells a stock that it has borrowed. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. In an effort to enhance return, the portfolio managers also may invest in options and futures contracts. An option is the right to buy or sell an instrument at a specific price before a specific date. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gains distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. The fund’s use of short selling may reduce the risk of general equity market volatility but cannot completely eliminate that risk.

Investment Style Risk. The fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. The fund’s short sales may result in a loss if the price of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to the fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the fund’s short positions is unlimited. In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the fund may be required to pay with respect to the borrowed securities. Market factors may prevent the fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s performance also will lag these investments.

Short Sales Risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired

28 Schwab Hedged Equity Fundtm

results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.

Derivatives Risk. The fund may use derivatives (including options and futures) to enhance returns or hedge against market declines. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Performance

The following total returns information shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

Schwab Hedged Equity Fundtm 29

On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 11.03% Q4 2003
Worst quarter: (10.49%) Q4 2008

 Average annual total returns (%) as of 12/31/08

			Since
	1 year	5 Year	Inception
Fund
Before taxes	-20.51	2.31	4.76[1]
After taxes on distributions	-20.52	2.05	4.56[1]
After taxes on distributions and sale of shares	-13.31	2.00	4.14[1]
S&P 500® Index	-37.00	-2.19	1.71[2]

[1]	Inception: 9/3/02.

[2]	From: 9/3/02.

30 Schwab Hedged Equity Fundtm

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in the total return.

 Fee table (%)

Shareholder fees (% of transaction amount)
Redemption fee*	2.00

Annual operating expenses (% of average net assets)

Management fees**	1.05
Distribution (12b-1) fees	None
Other expenses***
Dividend expenses on securities sold short	0.39
Remainder of other expenses***	0.30

Total of other expenses	0.69

Total annual operating expenses	1.74
Less expense reduction	(0.02)

Net operating expenses****	1.72

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Restated to reflect the current management fee for the fund.

***	Restated to reflect current fees and expenses. Other expenses include a shareholder servicing fee of 0.25%.

****	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short) to 1.33% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$175	$542	$933	$2,030

Schwab Hedged Equity Fundtm 31

Financial highlights

This section provides further details about the financial history of each share class of the fund’s for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover). On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights of the fund’s former Select Shares are shown below.

	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Per-Share Data ($)

Net asset value at beginning of period	16.39	15.98	14.46	13.01	11.53

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.14	0.07	0.04	(0.09)
Net realized and unrealized gains (losses)	(3.63)	0.36	1.76	2.05	1.57

Total from investment operations	(3.68)	0.50	1.83	2.09	1.48
Less distributions:
Distributions from net investment income	(0.16)	(0.09)	(0.05)	—	—
Distributions from net realized gains	—	—	(0.26)	(0.64)	—

Total distributions	(0.16)	(0.09)	(0.31)	(0.64)	—

Net asset value at end of period	12.55	16.39	15.98	14.46	13.01

Total return (%)	(22.66)	3.11	12.82	16.52	12.84
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	2.17 [1]	2.03 [1]	1.90	2.26	2.43
Net operating expenses (excluding dividend expense on short sales)	1.77	1.77	1.77 [2]	1.92 [2]	2.10 [2]
Gross operating expenses	2.19	2.04	1.97	2.39	2.71
Net investment income (loss)	(0.17)	0.79	0.77	0.55	(0.86)
Portfolio turnover rate	138	72	100	87	99
Net assets, end of period ($ × 1,000,000)	343	948	931	229	68

1 The ratio of net operating expenses would have been 2.02% and 2.16% for periods ended 10/31/07 and 10/31/08, respectively, if interest expenses had not been included.
2 The ratio of net operating expenses would have been 2.00%, 1.82%, and 1.76% for the periods ended 10/31/04, 10/31/05 and 10/31/06, respectively, if interest expense had not been included.

32 Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Ticker symbol:	SWFFX

Investment Objective

The fund’s goal is to seek long-term capital growth.

The financial services sector

The economy can be divided into sectors, each consisting of a number of related industries. The financial services sector may include, for example, these types of companies:

• asset management firms
• brokerage companies
• commercial banks
• financial services firms
• insurance companies
• real estate investment trusts (REITs)
• savings and loan associations

Strategy

To pursue its goal, the fund primarily invests in equity securities issued by companies in the financial services sector. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the financial services sector. The fund generally invests in U.S. companies and may invest in companies of all sizes.

The fund uses Schwab Equity Ratings® to aid its stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trusts (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the fund may purchase “C”-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below “C”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital growth.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, low capital intensity, and improving profitability tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as high levels of sales, operating income, net assets, and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective,

Schwab Financial Services Fundtm 33

stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong recent price performance, and a history of earnings that exceed consensus forecasts tend to have better Momentum grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks with strengthening balance sheets and geographically diversified business activities tend to have better Risk grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds (ETFs) and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Concentration Risk. Because the fund’s investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector’s risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of financial services companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

Non-Diversification Risk. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.

Derivatives Risk. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with

34 Schwab Financial Services Fundtm

investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

ETF Risk. ETFs generally are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. If the fund invests in any ETFs, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in ETFs, those assets will be subject to the risks of the fund’s ETF portfolio securities.

Depositary Receipts Risk. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts’ underlying securities.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Performance

The following total returns information shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Schwab Financial Services Fundtm 35

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

Best quarter: 17.67% Q2 2003
Worst quarter: (30.13%) Q4 2008

 Average annual total returns (%) as of 12/31/08

			Since
	1 year	5 Year	Inception
Fund
Before taxes	-44.19	-4.82	0.41[1]
After taxes on distributions	-44.36	-5.37	-0.28[1]
After taxes on distributions and sale of shares	-28.52	-3.85	0.26[1]
S&P 1500 Super Composite Financials Sector Index	-52.24	-11.19	-3.52[2]
S&P 500® Index	-37.00	-2.19	-3.73[2]

[1]	Inception: 7/3/00.
[2]	From: 7/3/00.

36 Schwab Financial Services Fundtm

Fund fees and expenses

The following table describes what you could expect to pay as a fund investor. “Shareholder fees” are expenses charged to you directly by the fund. “Annual operating expenses” are paid out of fund assets, so their effect is included in total return.

 Fee table (%)

Shareholder fees (% of transaction amount)
Redemption fee*	2.00

Annual operating expenses (% of average net assets)

Management fees	0.54
Distribution (12b-1) fees	None
Other expenses**	0.46

Total annual operating expenses	1.00
Less expense reduction	(0.06)

Net operating expenses***	0.94

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Restated to reflect current fees and expenses. Other expenses include a shareholder servicing fee of 0.25%.

***	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.94% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$96	$300	$520	$1,155

Schwab Financial Services Fundtm 37

Financial highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Per-Share Data ($)

Net asset value at beginning of period	15.88	15.75	14.42	13.12	11.77

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18	0.10	0.12	0.08
Net realized and unrealized gains (losses)	(6.78)	0.25	1.98	2.21	1.37

Total from investment operations	(6.60)	0.43	2.08	2.33	1.45
Less distributions:
Distributions from net investment income	(0.21)	(0.11)	(0.11)	(0.09)	(0.10)
Distributions from net realized gains	(0.02)	(0.19)	(0.64)	(0.94)	—

Total distributions	(0.23)	(0.30)	(0.75)	(1.03)	(0.10)

Net asset value at end of period	9.05	15.88	15.75	14.42	13.12

Total return (%)	(42.08)	2.75	14.85	18.62	12.39
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.94	0.90	0.98	1.07	1.05
Gross operating expenses	0.94	0.90	0.98	1.15	1.25
Net investment income (loss)	1.56	1.06	0.87	1.01	0.62
Portfolio turnover rate	59	54	57	74	85
Net assets, end of period ($ × 1,000,000)	84	94	95	29	20

38 Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Ticker symbol:	SWHFX

Investment Objective

The fund’s goal is to seek long-term capital growth.

The health care sector

The economy can be divided into sectors, each consisting of a number of related industries. The health care sector may include, for example, these types of companies:

• drug and biotechnology companies
• health care facilities operators
• medical product manufacturers and suppliers
• medical providers
• medical services firms

Strategy

To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these securities; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund will concentrate its investments in securities of companies in the health care sector. The fund primarily invests in U.S. companies, but may invest up to 25% of its net assets in the stocks of publicly traded companies located in countries other than the United States. The fund’s international investments will primarily be in stocks issued by companies located in developed countries, however it may also invest in stocks issued by companies located in emerging markets. The fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund considers any country that is not a developed country to be an emerging market country. The fund generally does not intend to hedge its exposure to foreign currencies. The fund may invest in companies of all sizes.

The fund uses Schwab Equity Ratings to aid its U.S. stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trusts (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, the fund seeks to invest in stocks that are rated “A” or “B” at the time of purchase, but the fund may purchase “C”-rated stocks to broaden exposure among industries represented in the portfolio. If a stock held by the fund is downgraded to a rating below “C”, the fund will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of maintaining this exposure. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for long-term capital growth.

Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.

The Fundamentals grade underlying the Schwab Equity Rating is based on a number of operating performance measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, low capital

Schwab Health Care Fundtm 39

intensity, and improving profitability tend to have better Fundamentals grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies have the financial strength to potentially grow earnings faster than the average stock.

The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. From a valuation ratio perspective, stocks with attributes such as high levels of sales, operating income, net assets, and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with relatively few total shares sold short tend to have better Valuation grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that the current stock prices of these companies are too low relative to measures of investment value.

The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong recent price performance, and a history of earnings that exceed consensus forecasts tend to have better Momentum grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors become more aware of these companies’ improving short-term performance prospects.

The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Stocks with strengthening balance sheets and geographically diversified business activities tend to have better Risk grades. Highly rated stocks with such grades may have the potential for price appreciation, as investors perceive that these companies offer an attractive risk-versus-return trade-off.

To aid its international stock selection, the fund uses Charles Schwab & Co., Inc.’s proprietary international stock research. This research ranks stocks of publicly traded companies located in the countries in the MSCI EAFE Index plus stocks of publicly traded companies located in additional countries not included in the MSCI EAFE Index. The stocks are ranked based on investment criteria from four broad categories: fundamentals, valuation, momentum and risk, which Schwab believes to be indicative of stocks’ performance potential.

The fund uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry diversification, and volatility considerations.

The fund may invest in futures contracts, exchange-traded funds ETFs and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. A futures contract is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal risks

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Concentration Risk. Because the fund’s investments are concentrated in issuers doing business in the same sector, your investment is exposed to that sector’s risks. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. In addition, the fund is subject to the risks that stocks of financial services companies may underperform other segments of the equity market or the stock market as a whole and are likely to have above-average volatility.

40 Schwab Health Care Fundtm

Non-Diversification Risk. The fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective. The fund may invest in stocks that have not received Schwab Equity Ratings, and these stocks may underperform the fund’s stocks that receive Schwab Equity Ratings.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities’ markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. In such event, the dollar value of an investment in the fund would be adversely affected.

Emerging Market Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives Risk. The fund may use derivatives (including futures) to enhance returns or hedge against market declines. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund may pay lending fees to a party arranging the loan.

ETF Risk. ETFs generally are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. If the fund invests in any ETFs, the fund will bear its proportionate share of the expenses of those funds in addition to its own expenses. Also, to the extent the fund invests a portion of its assets in ETFs, those assets will be subject to the risks of the fund’s ETF portfolio securities.

Depositary Receipts Risk. Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount, which may prevent the fund from obtaining the full market value of the depositary receipts’ underlying securities.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. In addition to the risks associated with investing in securities of real estate companies, REITs are

Schwab Health Care Fundtm 41

subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Performance

The following total returns information shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

•	reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

•	may not reflect your actual after-tax performance

•	may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

 Annual total returns (%) as of 12/31

Best quarter: 16.67% Q4 2003
Worst quarter: (18.45%) Q1 2001

 Average annual total returns (%) as of 12/31/08

			Since
	1 year	5 Year	Inception
Fund
Before taxes	-24.96	5.93	3.02[1]
After taxes on distributions	-25.04	5.85	2.87[1]
After taxes on distributions and sale of shares	-16.12	5.13	2.54[1]
S&P 1500 Super Composite Health Care Sector Index	-23.77	-0.43	-0.91[2]
Dow Jones World Health Care Index[3]	-21.39	1.75	-0.05[2]
S&P 500® Index	-37.00	-2.19	-3.73[2]

[1]	Inception: 7/3/00.
[2]	From: 7/3/00.

[3]	Effective July 1, 2009, the fund uses the Dow Jones World Health Care Index as its secondary benchmark index. The fund selected the Dow Jones World Health Care Index because the fund’s investment adviser believes that it provides a more accurate benchmark for comparing fund performance. The Dow Jones World Health Care Index measures the performance of healthcare providers, researchers, and supplies producers around the world. The index is quoted in U.S. Dollars.

42 Schwab Health Care Fundtm

Fund fees and expenses

The following table describes what you could expect to pay as a portfolio investor. “Shareholder fees” are charged to you directly by the portfolio. “Annual operating expenses” are paid out of portfolio assets, so their effect is included in total return.

 Fee table (%)

Shareholder fees (% of transaction amount)
Redemption fee*	2.00

Annual operating expenses (% of average net assets)

Management fees	0.53
Distribution (12b-1) fees	None
Other expenses**	0.31

Total annual operating expenses	0.84
Less expense reduction	(0.02)
Net operating expenses***	0.82

*	Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

**	Restated to reflect current fees and expenses. Other expenses include a shareholder servicing fee of 0.25%.

***	Schwab and the investment adviser have agreed to limit the fund’s “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to 0.82% for so long as the investment adviser serves as the adviser of the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund’s operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$84	$262	$455	$1,014

Schwab Health Care Fundtm 43

Financial highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund’s annual report (see back cover).

	11/1/07–	11/1/06–	11/1/05–	11/1/04–	11/1/03–
	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04
Per-Share Data ($)

Net asset value at beginning of period	17.08	15.05	14.03	10.78	8.43

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.05	(0.01)	(0.02)	(0.06)
Net realized and unrealized gains (losses)	(4.46)	2.11	1.03	3.27	2.41

Total from investment operations	(4.38)	2.16	1.02	3.25	2.35
Less distributions:
Distributions from net investment income	(0.05)	—	—	—	—
Distributions from net realized gains	(0.10)	(0.13)	—	—	—

Total distributions	(0.15)	(0.13)	—	—	—

Net asset value at end of period	12.55	17.08	15.05	14.03	10.78

Total return (%)	(25.87)	14.49	7.27	30.15	27.88
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.82	0.82	0.84	0.89	1.04
Gross operating expenses	0.82	0.82	0.84	0.89	1.07
Net investment income (loss)	0.48	0.32	(0.07)	(0.28)	(0.73)
Portfolio turnover rate	50	34	76	42	105
Net assets, end of period ($ × 1,000,000)	545	834	611	397	54

44 Schwab Health Care Fundtm

Fund management

The funds’ investment adviser, Charles Schwab Investment Management, Inc., has more than $232 billion under management.

The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 211 Main Street, San Francisco, CA 94105. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds®. (All figures on this page are as of 10/31/08.)

As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund.

For the 12 months ended 10/31/08, these fees were 0.87% for the Schwab Large-Cap Growth FundTM, 0.89% for the Schwab Premier Equity Fund®, 0.47% for the Schwab Core Equity FundTM, 0.77% for the Schwab Dividend Equity FundTM, 0.97% for the Schwab Small-Cap Equity FundTM, 1.67% for the Schwab Hedged Equity FundTM, 0.54% for the Schwab Financial Services FundTM, and 0.53% for the Schwab Health Care FundTM. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.

A discussion regarding the basis for the Board of Trustees’ approval of the funds’ investment advisory agreement is available in each fund’s 2008 annual report, which covers the period from 11/1/07 through 10/31/08.

Jeffrey Mortimer, CFA, senior vice president and chief investment officer of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

Vivienne Hsu, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in August 2004, she worked for more than 7 years in asset management and quantitative analysis at another investment firm.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Paul Alan Davis, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds. Prior to joining the firm in 2003, he worked for more than 12 years in portfolio management.

Eric Thaller, a managing director and portfolio manager for the investment adviser, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, and Schwab Small-Cap Equity Fund. Prior to joining the firm in January 2008, he worked for 12 years in quantitative analysis and asset management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the Statement of Additional Information.

45

Investing in the funds

On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the funds through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). Eligible Investors (as defined herein) may invest directly in the funds by placing orders through the funds’ transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

46

Placing orders

The information on these pages outlines how you can place “good orders,” which are orders made in accordance with a fund’s policies to buy, sell, or exchange shares of a fund.

The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, subaccounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.

 Investment minimums

Minimum initial investment: $100	Minimum balance: None

The minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

 Distribution options

Choose an option for fund distributions.   The three options are described below. If you don’t indicate a choice, you will receive the first option.

Option	Feature

Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund, as applicable.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund, as applicable.

Cash	You receive payment for all dividends and capital gain distributions.

 Shareholder Servicing Plan

Effective July 1, 2009, the Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear, directly or indirectly through Schwab (the fund’s distributor), expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds) and is based on the average daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Placing orders through your intermediary

When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cutoff times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in

Investing in the funds 47

addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the “Placing direct orders” section of the prospectus. If you do not exercise one of these options within ninety days, a fund reserves the right to redeem your shares.

Buying shares through an intermediary

To purchase shares of a fund, place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.

Selling and exchanging shares through an intermediary

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Placing direct orders

Investor eligibility requirements for placing direct orders

Only Eligible Investors (as defined below) may purchase shares directly from the funds’ transfer agent. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Potential investors that are, or are investing on behalf of, natural persons are not Eligible Investors. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with the funds are subject to involuntary redemption by the funds.

Methods for placing direct orders

The methods for placing direct orders to purchase, redeem or exchange shares of the funds are described on this and the following pages. With every direct order, you must include your name, your account number, the fund’s name and share class (if applicable), and the dollar amount you would like to purchase or redeem. You must authorize the telephone redemption option in the account application (and such authorization must be accepted by the funds) prior to placing telephone orders with the fund’s transfer agent.

Opening an account to place direct orders

You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with the fund through the fund’s transfer agent, Boston Financial Data Services (transfer agent), prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

48 Investing in the funds

Direct purchases

Initial and additional direct purchases by wire

Subject to acceptance by the funds, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with the funds, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-781-796-2938. You must call the transfer agent at 1-800-407-0256 prior to the close of the funds (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the funds will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail

Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of a fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the funds, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of a fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the funds’ transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the funds.

Direct redemptions and exchanges

When selling or exchanging shares directly, you should be aware of the following fund policies:

•	The funds may take up to seven days to pay sale proceeds.

•	The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Direct redemptions by telephone

If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of

Investing in the funds 49

telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail

You may redeem your fund shares by mail by sending a request letter to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional direct redemption information

To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges

Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund into which you are exchanging. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

Direct exchanges by telephone

If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds’ transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.

Direct exchanges by mail

To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Transaction policies

The funds are open for business each day that the New York Stock Exchange (NYSE) is open. A fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to

50 Investing in the funds

buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

The funds reserve certain rights, including the following:

•	To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund.

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s investment minimums.

•	To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Policy regarding short-term or excessive trading. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact a fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.

In order to discourage market timing, each fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the a fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Trade activity monitoring. Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the funds or their service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary’s policies only after the funds determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders

Investing in the funds 51

should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Redemption fees. Each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. Each fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. The fee may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than 30 days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders.

As noted above, fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of a fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

Fair value pricing. The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Portfolio holdings information. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information.

Customer identification and verification and anti-money laundering program. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain

52 Investing in the funds

this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the funds’ overall obligation to deter money laundering under Federal law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when a fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the funds are required to withhold such proceeds.

Distributions and taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except the Schwab Dividend Equity Fund, which typically makes income distributions at the end of the calendar quarter. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: www.schwab.com/schwabfunds.

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer. Absent further legislation, the reduced maximum rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

Investing in the funds 53

More on qualified dividend income and distributions

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

The Schwab Dividend Equity Fund expects that the majority, or possibly all, of the fund’s ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates. Each of the other funds expect that a portion of each fund’s ordinary income distribution will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

54 Investing in the funds

Notes

THIS IS NOT PART OF THE PROSPECTUS

A Commitment to Your Privacy

At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds’ commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our Privacy Policy applies only to those individual shareholders who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Schwab Funds, we consider you to be a customer of the Schwab Funds. Shareholders purchasing or owning shares of the Schwab Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares of the Schwab Funds through a third-party bank, broker or other financial institution, that third party’s privacy policies will apply to you and ours will not.

Your Privacy Is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	ACCOUNT HISTORY.

Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	THIRD-PARTY INFORMATION PROVIDERS.

We may collect information about you from information services and consumer reporting agencies to verify your identity.

Website Usage

When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us maintain and process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	ensuring our officers and employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;
•	shred documents that contain personal information;
•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.

(c) 2008 Schwab Funds®. All rights reserved.

To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

Additional information about each fund’s investments is available in its annual and semi-annual reports to shareholders. In each fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during its fiscal year.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi-annual report.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Number

Schwab Large-Cap Growth Fund	811-7704

Schwab Premier Equity Fund®	811-7704

Schwab Core Equity Fundtm	811-7704

Schwab Dividend Equity Fundtm	811-7704

Schwab Small-Cap Equity Fundtm	811-7704

Schwab Hedged Equity Fundtm	811-7704

Schwab Financial Services Fundtm	811-7704

Schwab Health Care Fundtm	811-7704

REG26571FLT-11

Schwab Active Equity Funds

Prospectus
February 28, 2009
As amended November 18, 2009